EXHIBIT NO. 99.(m) 2

MFS FUNDS

AMENDED AND RESTATED MASTER DISTRIBUTION PLAN PURSUANT TO RULE 12b-1 UNDER THE

INVESTMENT COMPANY ACT OF 1940

Effective January 1, 1997,

Amended and Restated effective:

April 26, 2005

January 24, 2006

April 25, 2006

October 25, 2006

December 28, 2007

March 1, 2008

April 19, 2008

September 23, 2008

October 1, 2008

March 1, 2009

January 1, 2011 (Eliminated Class A Share and Class 529A Share Distribution Fee of MIT, MIG and MTR; and Eliminated provision whereby Distributor may receive unexpended Service Fees paid by Class A Shares of certain Funds as compensation for distribution activities on behalf o f those shares.)

May 30, 2012 (Redesignation of Class W Shares as Class R5 Shares)

Exhibit A:  Funds and Share Classes Covered by Rule 12b-1 Plan, as of:

July 26, 2005 (Addition of MFS Series Trust XII)

January 24, 2006 (Addition of Class W Shares)

April 25, 2006 (Addition of MFS Diversified Income Fund)

July 26, 2006 (Addition of MFS Sector Rotational Fund)

October 25, 2006 (Addition of Class B1 Shares of MFS Municipal Income Fund)

February 27, 2007 (Termination of Class 529 Shares of MFS Strategic Growth Fund, MFS Emerging Growth Fund, MFS Research fund, MFS Capital Opportunities Fund, MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Strategic Value Fund and MFS Government Securities Fund)

April 24, 2007 (Termination of Massachusetts Investors Growth Stock Fund Class J Shares on or about May 25, 2007)

June 20, 2007 (Termination of Massachusetts Investors Growth Stock Fund Class J Shares)

June 22, 2007 (Termination of MFS Strategic Growth Fund, MFS Capital Opportunities Fund, MFS Investment Grade Bond Fund and MFS Municipal Bond Fund)

September 25, 2007 (Redesignation of MFS Government Limited Maturity Fund as MFS Series Trust XV and Addition of MFS Diversified Target Return Fund)

December 28, 2007 (Addition of Class W, Class R1, Class R2 and R3 Shares of MFS Sector Rotational Fund)

March 1, 2008 (Addition of Class W Shares of MFS Utilities Fund)

April 1, 2008 (Redesignation of MFS Emerging Growth Fund as MFS Growth Fund)

June 1, 2008 (Redesignation of MFS Union Standard Equity Fund as MFS Blended Research Core Equity Fund; and Establishment of Class W, R1, R2 and R3 Shares of MFS High Yield Opportunities Fund)

July 1, 2008 (Establish Class R1, R2 and R3 Shares of MFS Diversified Income Fund)

September 1, 2008 (Establish Class W Shares of MFS Utilities Fund and MFS Bond Fund)

September 23, 2008 (Addition of MFS Commodity Strategy Fund and MFS Fundamental 103/30 Fund, each a series of MFS Series Trust XV, and MFS Global Real Estate Fund, a series of MFS Series Trust XIII)

October 1, 2008 (Addition of Class R1, R2, and R3 Shares of MFS Emerging Markets Equity Fund, MFS International Growth Fund and MFS International Value Fund, and Class W Shares of MFS Emerging Markets Equity Fund and MFS International Diversification Fund)

December 1, 2008 (Addition of Class R1, R2, and R3 Shares of

MFS Emerging Markets Debt Fund

January 1, 2009 (Addition of Class W Shares of

MFS New Discovery Fund)

March 1, 2009 (Termination of Class J Shares of MFS Global Equity Fund)

July 31, 2009 (Termination of MFS Floating Rate High Income Fund, MFS New Endeavor Fund, and MFS Strategic Value Fund)

May 31, 2010 (Addition of MFS Global Bond Fund)

September 14, 2010 (Addition of MFS Asia Pacific ex-Japan Fund, MFS European Equity Fund, MFS Latin American Equity Fund, and MFS Lifetime 2050 Fund)

March 29, 2011 (Addition of MFS Absolute Return Fund and MFS Global Multi-Asset Fund)

May 25, 2011 (Addition of MFS New Discovery Value Fund and Termination of MFS Research Bond Fund J)

September 14, 2011 (Addition of MFS Emerging Markets Debt Local Currency Fund)

September 27, 2011 (Addition of MFS Global Leaders Fund, Redesignation of MFS Sector Rotational Fund to MFS Equity Opportunities Fund, and Termination of MFS Core Growth Fund)

December 15, 2011 (Addition of MFS Global New Discovery Fund and Termination of MFS Florida Municipal Bond Fund)

September 26, 2012 (Addition of MFS Equity Income Fund)

November 1, 2012 (Addition of MFS Lifetime 2015 Fund, MFS Lifetime 2025 Fund, MFS Lifetime 2035 Fund, MFS Lifetime 2045 Fund, and MFS Lifetime 2055 Fund)

December 4, 2013 (Addition of MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund)

February 1, 2014 (Redesignation of MFS Diversified Target Return Fund as MFS Global Alternative Strategy Fund)

March 31, 2014 (Redesignation of MFS High Yield Opportunities Fund as MFS Global High Yield Fund)

June 20, 2014 (Reorganization of MFS Lifetime 2010 Fund into MFS Lifetime Retirement Income Fund)

June 26, 2014 (Addition of MFS Managed Wealth Fund)

July 1, 2014 (Redesignation of MFS Cash Reserve Fund as MFS U.S. Government Cash Reserve Fund)

July 23, 2014 (Termination of MFS Asia Pacific ex-Japan Fund, MFS European Equity Fund, and MFS Latin American Equity Fund)

August 28, 2014 (Redesignation of MFS Lifetime Retirement Income Fund as MFS Lifetime Income Fund, and Addition of Class 529A, 529B, and 529C Shares of MFS Lifetime Income Fund)

March 31, 2015 (Redesignation of MFS Research Bond Fund as MFS Total Return Bond Fund)

April 30, 2015 (Redesignation of MFS Bond Fund as MFS Corporate Bond Fund)

September 14, 2015 (Addition of MFS Blended Research Emerging Markets Equity Fund, MFS Blended Research Global Equity Fund, MFS Blended Research International Equity Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research Small Cap Equity Fund, and MFS Blended Research Value Equity Fund)

November 18, 2015 (Termination of MFS Global Leaders Fund)

April 8, 2016 (Addition of Class 529A, 529B, and 529C Shares of MFS Blended Research Small Cap Equity Fund

EXHIBIT A

Funds and Share Classes Covered by Rule 12b-1 Plan

As of:  April 8, 2016

FUND	CLASSES OF SHARES COVERED BY RULE 12b-1 PLAN
MFS SERIES TRUST I

MFS Core Equity Fund	A, B, C, R1, R2, R3

MFS Low Volatility Equity Fund	A, B, C, R1, R2, R3

MFS Low Volatility Global Equity Fund	A, B, C, R1, R2, R3

MFS New Discovery Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS Research International Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS Technology Fund	A, B, C, R1, R2, R3

MFS U.S. Government Cash Reserve Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS Value Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS SERIES TRUST II

MFS Growth Fund	A, B, C, R1, R2, R3

MFS SERIES TRUST III

MFS Global High Yield Fund	A, B, C, R1, R2, R3

MFS High Income Fund	A, B, C, 529A, 529B. 529C, R1, R2, R3

MFS Municipal High Income Fund	B, C

MFS SERIES TRUST IV

MFS Blended Research Emerging Markets Equity Fund	A, B, C, R1, R2, R3

MFS Blended Research Global Equity Fund	A, B, C, R1, R2, R3

FUND	CLASSES OF SHARES COVERED BY RULE 12b-1 PLAN
MFS Blended Research International Equity Fund	A, B, C, R1, R2, R3

MFS Global New Discovery Fund	A, B, C, R1, R2, R3

MFS Mid Cap Growth Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS SERIES TRUST V

MFS International New Discovery Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS Research Fund	A, B, C, R1, R2, R3

MFS Total Return Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS SERIES TRUST VI

MFS Global Equity Fund	A, B, C, R1, R2, R3

MFS Global Total Return Fund	A, B, C, R1, R2, R3

MFS Utilities Fund	A, B, C, R1, R2, R3

MFS SERIES TRUST VII

MFS Equity Income Fund	A, B, C, R1, R2, R3

MFS SERIES TRUST VIII

MFS Global Growth Fund	A, B, C, R1, R2, R3

MFS Strategic Income Fund	A, B, C

MFS SERIES TRUST IX

MFS Corporate Bond Fund	A, B, C, R1, R2, R3

MFS Inflation-Adjusted Bond Fund	A, B, C, R1, R2, R3

MFS Limited Maturity Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS Municipal Limited Maturity Fund	A, B, C

FUND	CLASSES OF SHARES COVERED BY RULE 12b-1 PLAN
MFS Total Return Bond Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS SERIES TRUST X

MFS Absolute Return Fund	A, B, C, R1, R2, R3

MFS Aggressive Growth Allocation Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS Blended Research Growth Equity Fund	A, B, C, R1, R2, R3

MFS Blended Research Small Cap Equity Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS Blended Research Value Equity Fund	A, B, C, R1, R2, R3

MFS Conservative Allocation Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS Emerging Markets Debt Fund	A, B, C, R1, R2, R3

MFS Emerging Markets Debt Local Currency Fund	A, B, C, R1, R2, R3

MFS Emerging Markets Equity Fund	A, B, C, R1, R2, R3

MFS Global Bond Fund	A, B, C, R1, R2, R3

MFS Growth Allocation Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS International Diversification Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS International Growth Fund	A, B, C, R1, R2, R3

MFS International Value Fund	A, B, C, R1, R2, R3

MFS Managed Wealth Fund	A, B, C, R1, R2, R3

MFS Moderate Allocation Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS SERIES TRUST XI

MFS Mid Cap Value Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

FUND	CLASSES OF SHARES COVERED BY RULE 12b-1 PLAN
MFS Blended Research Core Equity Fund	A, B, C, R1, R2, R3

MFS SERIES TRUST XII

MFS Equity Opportunities Fund	A, B, C, R1, R2, R3

MFS Lifetime Income Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS Lifetime 2015 Fund	A, B, C, R1, R2, R3

MFS Lifetime 2020 Fund	A, B, C, R1, R2, R3

MFS Lifetime 2025 Fund	A, B, C, R1, R2, R3

MFS Lifetime 2030 Fund	A, B, C, R1, R2, R3

MFS Lifetime 2035 Fund	A, B, C, R1, R2, R3

MFS Lifetime 2040 Fund	A, B, C, R1, R2, R3

MFS Lifetime 2045 Fund	A, B, C, R1, R2, R3

MFS Lifetime 2050 Fund	A, B, C, R1, R2, R3

MFS Lifetime 2055 Fund	A, B, C, R1, R2, R3

MFS SERIES TRUST XIII

MFS Diversified Income Fund	A, C, R1, R2, R3

MFS Global Real Estate Fund	A, B, C. R1, R2, R3

MFS Government Securities Fund	A, B, C, R1, R2, R3

MFS New Discovery Value Fund	A, B, C, R1, R2, R3

MFS SERIES TRUST XV

MFS Commodity Strategy Fund	A, B, C, R1, R2, R3

MFS Global Alternative Strategy Fund	A, B, C, R1, R2, R3

FUND	CLASSES OF SHARES COVERED BY RULE 12b-1 PLAN
MFS SERIES TRUST XVI

MFS Global Multi-Asset Fund	A, B, C, R1, R2, R3

STAND ALONE FUNDS

Massachusetts Investors Growth Stock Fund	A, B, C, 529A, 529B, 529C, R1, R2, R3

Massachusetts Investors Trust	A, B, C, 529A, 529B, 529C, R1, R2, R3

MFS MUNICIPAL SERIES TRUST

MFS Alabama Municipal Bond Fund	A, B

MFS Arkansas Municipal Bond Fund	A, B

MFS California Municipal Bond Fund	A, B, C

MFS Georgia Municipal Bond Fund	A, B

MFS Maryland Municipal Bond Fund	A, B

MFS Massachusetts Municipal Bond Fund	A, B

MFS Mississippi Municipal Bond Fund	A, B

MFS Municipal Income Fund	A, B, B1, C

MFS New York Municipal Bond Fund	A, B, C

MFS North Carolina Municipal Bond Fund	A, B, C

MFS Pennsylvania Municipal Bond Fund	A, B

MFS South Carolina Municipal Bond Fund	A, B

MFS Tennessee Municipal Bond Fund	A, B

MFS Virginia Municipal Bond Fund	A, B, C

FUND	CLASSES OF SHARES COVERED BY RULE 12b-1 PLAN
MFS West Virginia Municipal Bond Fund	A, B